Firsthand Funds

Supplement dated July 31, 2026 to the

Prospectus dated April 30, 2026

For All Shareholders of All Firsthand Funds

Effective August 1, 2026, Firsthand Capital Management, Inc., the investment adviser to the Funds, has a new mailing address.

The address of the investment adviser on the back cover of the prospectus is changed to:

Investment Adviser

Firsthand Capital Management, Inc.

3031 Tisch Way, #110 Plaza West

San Jose, CA 95128